WBI Power Factor High Dividend ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 98.3%	Shares	Value
Automobiles & Components - 5.5%
Ford Motor Co. (a)	276,487	$2,773,165
LCI Industries (a)	4,580	400,429
		3,173,594

Banks - 4.7%
Bank of NT Butterfield & Son Ltd.	3,986	155,135
Brookline Bancorp, Inc.	14,206	154,846
Citizens Financial Group, Inc.	15,695	643,024
Columbia Banking System, Inc. (a)	30,695	765,533
Comerica, Inc. (a)	13,716	810,067
Hope Bancorp, Inc.	15,127	158,380
		2,686,985

Capital Goods - 1.4%
CNH Industrial NV	65,342	802,400

Consumer Discretionary Distribution & Retail - 2.7%
Best Buy Co., Inc.	1,887	138,902
Guess?, Inc. (a)	25,507	282,363
Macy's, Inc. (a)	59,733	750,246
Monro, Inc.	12,376	179,081
Upbound Group, Inc.	8,964	214,777
		1,565,369

Consumer Durables & Apparel - 5.1%
Carter's, Inc.	26,524	1,084,832
Polaris, Inc. (a)	16,113	659,666
Whirlpool Corp. (a)	12,995	1,171,239
		2,915,737

Consumer Services - 3.4%
Dine Brands Global, Inc. (a)	12,506	291,015
International Game Technology PLC	8,132	132,226
Papa John's International, Inc. (a)	25,840	1,061,507
Travel + Leisure Co.	10,738	497,062
		1,981,810

Energy - 6.4%
Chevron Corp. (a)	5,052	845,149
Hess Midstream LP - Class A	13,707	579,669
HF Sinclair Corp. (a)	42,383	1,393,553
Noble Corp. PLC	36,550	866,235
		3,684,606

Financial Services - 7.3%
Artisan Partners Asset Management, Inc. - Class A (a)	8,124	317,648
Franklin Resources, Inc. (a)	85,411	1,644,162
Navient Corp.	17,420	220,015
OneMain Holdings, Inc. (a)	17,821	871,090
Virtus Investment Partners, Inc.	716	123,410
Western Union Co. (a)	97,000	1,026,260
		4,202,585

Food, Beverage & Tobacco - 11.9%
Altria Group, Inc.	56,853	3,412,317
Conagra Brands, Inc.	106,631	2,843,849
Flowers Foods, Inc. (a)	31,151	592,181
		6,848,347

Health Care Equipment & Services - 7.1%
CVS Health Corp.	54,845	3,715,749
Premier, Inc. - Class A (a)	18,672	359,996
		4,075,745

Insurance - 1.4%
Prudential Financial, Inc.	7,247	809,345

Materials - 9.0%
FMC Corp. (a)	16,576	699,341
LyondellBasell Industries NV - Class A	36,992	2,604,237
Sonoco Products Co.	39,894	1,884,593
		5,188,171

Media & Entertainment - 1.6%
Interpublic Group of Cos., Inc.	33,708	915,509

Pharmaceuticals, Biotechnology & Life Sciences - 1.6%
Organon & Co. (a)	63,552	946,289

Telecommunication Services - 12.4%
AT&T, Inc.	130,302	3,684,940
Verizon Communications, Inc.	75,860	3,441,010
		7,125,950

Transportation - 4.6%
Global Ship Lease, Inc. - Class A	8,457	193,243
United Parcel Service, Inc. - Class B	22,083	2,428,909
		2,622,152

Utilities - 12.2%
AES Corp.	213,023	2,645,746
Clearway Energy, Inc. - Class C (a)	17,544	531,057
Dominion Energy, Inc. (a)	50,812	2,849,029
Portland General Electric Co.	22,276	993,509
		7,019,341
TOTAL COMMON STOCKS (Cost $57,326,913)		56,563,934

SHORT-TERM INVESTMENTS - 31.4%		Value
Investments Purchased with Proceeds from Securities Lending - 31.4%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.46% (b)	18,042,019	18,042,019
TOTAL SHORT-TERM INVESTMENTS (Cost $18,042,019)		18,042,019

TOTAL INVESTMENTS - 129.7% (Cost $75,368,932)		74,605,953
Money Market Deposit Account - 1.6% (c)		924,131
Liabilities in Excess of Other Assets - (31.3)%		(18,000,082)
TOTAL NET ASSETS - 100.0%		$57,530,002
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company

(a)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $16,133,242 which represented 28.0% of net assets.
(b)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 2.47%.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

WBI Power Factor High Dividend ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$56,563,934	$–	$–	$56,563,934
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	18,042,019
Total Investments	$56,563,934	$–	$–	$74,605,953

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $18,042,019 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.